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                                                                    Exhibit 23.3


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use of our report dated August 17, 1998 on the financial statements of Deblan Corporation included in this Registration Statement on Form S-4 and to the reference to our Firm under the caption "Experts" in the Prospectus.



WEINSTEIN SPIRA & COMPANY P.C.

Houston, Texas
February 3, 1999